Exhibit 99.2  ALL PRESS RELEASES SINCE MAY 5, 2004.

Tiger Telematics select gaming PR agency Indigo for Gizmondo launch in the UK

London-based UK PR agency brought onboard for final consumer drive

LONDON, 5 October, 2004 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (NASDAQ: TGTL), announced today it has retained Indigo Pearl Ltd for the final consumer PR drive through to the UK launch of its much anticipated, handheld games console.

Carl Freer, Managing Director, Gizmondo, says: "Indigo Pearl has a far-reaching history publicising games and game technology in the UK. The development of a PR agenda that engages the early adopter, the hardcore gamer, and the casual gamer is very important to us, and we're looking forward to working closely with Indigo Pearl to ensure this achieved over the coming months."

James Beaven, Company Director, Indigo Pearl, says: "The Gizmondo is a superb piece of technology and extremely desirable. The team and I are delighted to be working on the UK launch, and we bring with us over 30 combined years of videogames and consumer media experience."

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets in 2005.

About Tiger  Telematics  and  Gizmondo

Gizmondo  Europe Ltd. is an owned
subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries. www.gizmondo.com www.tigertelematics.com
###

For further information please contact:

Global Media:
-------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

James Beaven
Indigo Pearl
For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS' GIZMONDO SCOOPS DESIGN INDUSTRY AWARD

London, 27 September, 2004: Gizmondo Europe Ltd, a subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc. (TGTL), and along with its design house, Plextek Ltd, scooped a leading electronics industry award at a ceremony on Thursday 23rd September for the eagerly anticipated game pad. Gizmondo and Plextek won the Design Solution of the Year Award at The Electronics Industry Design Awards, hosted at the Effingham Park Copthorne Hotel.

The award is a recognition of achievements in the application of hardware/software in design engineering. The Gizmondo design beat off competition from Lascar Electronics' EL-USB-1, Zytronic's Zytouch and Silicon Laboratories' Si4300 CMOS Power Amplifier.

The Electronics Industry Design Awards are the ultimate industry accolade and represent the interests of the British electronics market. The focus is to recognize and award companies and individuals showing strong achievements in innovation, efficiency and best practice.

Carl Freer, Managing Director, Gizmondo Europe, commented, "We are very proud to have won this award which acknowledges the revolutionary nature of our design. Gizmondo is set to change the face of mobile gaming."

Ian Murphy, Technical Director Plextek Ltd, said "We are delighted to win this award and proud to be developing this world class product for Gizmondo". He went on to add that "the open voting system on which these awards are based demonstrates valuable recognition by our industry peers of our ability to use cutting edge technology to deliver world class design solutions for embedded handheld products like Gizmondo". The Gizmondo, powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT color screen with an ARM9 400Mhz processor and Incorporates a 128-bit Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, MPEG 4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories. The Gizmondo will be launched together with a variety of content including games with GPS function that incorporates a player's physical location into the game itself and ability to receive personalised adverts. Gizmondo is scheduled for launch in the UK on 29th October, 2004.

For  more   information   on  content,   technical   specifications   etc,   see
www.gizmondo.com

About Tiger Telematics and Gizmondo Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Plextek

Plextek Limited is one of the largest independent electronics design consultancies in Europe, specializing in communications, and situated 10 miles south of Cambridge, UK. Established in 1989 we are leaders in our field with capabilities that range from design and technology studies, through complete product and system design, to mass production. Our skills cover radio, hardware, software, optoelectronics, FPGAs, ASIC, RFIC and DSP. We have developed optical telecom and datacom systems, GSM, GPRS, DECT, 3G PMR, Bluetooth and data/telemetry systems, wireless local-loop system and vehicle location systems.

www.plextek.com
###

For further information please contact:
Global Media:
-------------

Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forwardlooking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC

Tiger Telematics secures Scandinavian distribution for Gizmondo

Heads of Agreement made for the multi-entertainer device to hit the Scandinavian market

LONDON, 23 September, 2004 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (Other OTC: TGTL), announced today that it has secured distribution with a Heads of Agreement in the entire Scandinavian market, thereby enabling a launch during 2005. Gizmondo Nordic AB will launch the new, handheld Gizmondo device, games and accessories throughout Scandinavia.

"We are looking to start the marketing and sales of the Scandinavian market in early 2005 and the Heads of Agreement covers a targeted volume of approximately 90,000 units in the first stage for Scandinavia," says Linus von Schantz, CEO, Gizmondo Nordic. Gizmondo Nordic AB is to distribute and retail all Gizmondo products in Scandinavia, which includes Sweden, Norway, Finland and Denmark. The company was founded in the summer of 2004 by Linus von Schantz and Bjorn Hagglund, entrepreneurs with previous experience in the retail and distribution sector.

Additionally, Linus von Schantz has a background in the IT and telecom industry, as well as experience from running his own business. The new company is to manage sales and distribution in Scandinavia and Gizmondo Nordic has permission from Gizmondo Europe Ltd to use the Gizmondo brand in the company name.

Carl Freer, Managing Director of Gizmondo Europe Ltd. stated: "Scandinavia is an interesting market with one of the world's largest home-electronics sales per capital and the market surveys we've commissioned show that Scandinavians in general are very keen when it comes to new technology!"

Linus von Schants, CEO, Gizmondo Nordic says: "We believe that Gizmondo is totally superior to comparable products currently on the market, while at the same time integrating the GPS system is very interesting as it represents the future within the software/game segment, the possibilities are unlimited. Our research and analysis indicates that the market area we will sell to should accept this product readily at the consumer level." "Therefore, we are very pleased to be entrusted with selling Gizmondo in Scandinavia, and with Tiger Telematics' product, combined with our industry knowledge and combined expertise, we are convinced that Gizmondo will be a sales success in the Scandinavian market," he said.

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates a 128-bit Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com
###

For further information please contact:

Gizmondo Nordic AB
Linus von Schantz CEO
Box 972
SE-751 09 UPPSALA, SWEDEN
linus@gizmondo.se

Tiger Telematics:
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS AND NVIDIA COLLABORATE ON NEXT GENERATION MOBILE GAMING TECHNOLOGIES AND CONTENT

London, 21 August, 2004: Gizmondo Europe Ltd, a subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc. (TGTL), announced today that the NVIDIA GoForce 3D 4500 wireless media processor (WMP) has been selected for the eagerly anticipated Gizmondo game pad. The Gizmondo will leverage the superb 3D, video and imaging capabilities of the GoForce 3D 4500 WMP to provide mobile gamers with an exceptionally immersive gaming experience.

In addition, the Gizmondo and NVIDIA collaboration reflects an industry in constant development, where synergy between leading technology suppliers, platforms and game developers is key to delivering compelling content. The two companies will provide content partners with development kits to enable the creation of next-level handheld content for the console. Gizmondo and NVIDIA plan to distribute up to 500 software development kits throughout the game developer community by the end of first half, 2005.

"The GoForce 3D 4500 is the perfect solution for Gizmondo - NVIDIA has a proven record of delivering the type of products gaming enthusiasts want and working with developers and publishers to enable rich, compelling content," said Carl Freer, Managing Director, Gizmondo Europe. "We are extremely pleased to work with NVIDIA on this project - Gizmondo's combination of gaming and multimedia capabilities is going to change the face of mobile gaming."

"Because of its innovative form- factor, impressive technical specifications and strong feature-set, Gizmondo has received a great deal of industry attention this year," said Glenn Schuster, general manager, handheld products, NVIDIA Corporation. "With the addition of the GoForce 3D 4500 hardware acceleration, Tiger Telematics is ensuring that Gizmondo users will have a no compromise gaming experience that is as compelling as what can be achieved on any other platform."

Gizmondo is scheduled for launch in the UK in the fourth quarter this year.

About Gizmondo and GoForce 3D 4500

The GoForce 3D 4500 powered Gizmondo, runs under Microsoft Windows CE.ne t platform and features a Samsung ARM9 400Mhz processor. The Gizmondo game pad will deliver arcadequality 3D gaming courtesy of the GoForce 3D 4500's dedicated geometry processor which offloads the main processor to conserve battery life. High resolution, detailed images are enabled through programmable pixel shaders, bilinear and trilinear texture filtering, texture compression, support for six simultaneous textures and a 40-bit color pipeline. With the NVIDIA GoForce 3D 4500's horsepower, the Gizmondo can boast a 2.8- inch TFT colour screen, as well as a range of functions including multimedia messaging, an MP3 music player, Mpeg4 support, digital still camera functionality and a GPRS network link to allow wide-area network gaming. The GoForce 3D 4500 also supports early Z calculation to reduce the amount of work done on each pixel in a scene, saving battery life while still delivering a jaw-dropping visual experience. Gizmondo and GoForce 3D 4500 support all standard 3D programming APIs including OpenGL-ES, D3D-Mobile and M3G. Gizmondo also contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About NVIDIA

NVIDIA Corporation is a worldwide leader in graphics and digital media processors. The Company's products enhance the end-user experience on consumer and professional computing devices. NVIDIA GPUs (graphics processing units), MCPs (media and communications processors), and WMPs (wireless media processors) have broad market reach and are incorporated into a variety of platforms, including consumer and enterprise PCs, notebooks, workstations, PDAs, mobile phones, and video game consoles.

NVIDIA is headquartered in Santa Clara, California and employs more than 2,000 people worldwide. For more information, visit the Company's Web site at www.nvidia.co.uk

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Andrew Humber
Corporate PR Manager, EMEA - NVIDIA
+44 1189 033 015
ahumber@nvidia.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics and John Lewis department stores sign agreement for Gizmondo distribution in UK

Big name retailer backs Gizmondo ahead of the Q4 UK launch

LONDON, 14 September, 2004 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (Other OTC: TGTL), announced today that John Lewis, one of the UK's top retail businesses with 26 John Lewis department stores, has agreed to launch the new, handheld Gizmondo device, games and accessories in a majority of its stores, as well as on-line. The deal promotes synergies between Gizmondo's appealing, next generation gaming and multientertainment technologies and the strong John Lewis brand that is well-established among Gizmondo's target audience.

Carl Freer, Managing Director, Gizmondo, says: "We are naturally very pleased that many people will see, hear and play the Gizmondo device at the time of launch in a John Lewis department store. Their staff's commitment and enthusiasm for new technologies is impressive and John Lewis's marketing competencies, both in-store and on-line, will be greatly appreciated assets during the launch period and onwards."

Matt Bradbeer, Business Development, John Lewis says: "Gizmondo is the most advanced convergence handheld gaming device to hit the UK market. It has all the features you would expect from a handheld gaming product but also has a host of other functions such as digital camera, multimedia messaging, GPS (Global Positioning), MP3 and film playing capabilities. Gizmondo fits perfectly with the John Lewis customer, offering features that would appeal to children and adults alike and complements our existing Audio, TV and Electronics assortments." The agreement brings together two very different companies with one common aim. Gizmondo is the 21st-century, next generation handheld console, set on challenging the established giants of the gaming world, while John Lewis first opened its doors in Oxford Street, London, in 1864. However both companies realise the extraordinary value of offering customers a completely new level of experience and virtual lifestyle.

Matt Bradbeer further says: "Future software plans for the Gizmondo look very exciting and I understand that key software publishers are working very closely with Gizmondo to offer a compelling range of games that take full advantage of its additional functions. Gizmondo's use of in-game GPS, in the action game 'Colors', is truly revolutionary."

'Colors' is a gang  warfare  game  enabling  players to battle for  supremacy of their designated environment, utilising Gizmondo's GPS-capabilities and messaging over GPRS. It incorporates a player's physical location into the game itself, creating a unique virtual gaming world that can extend to the off-line world, not forgetting the digital camera to help personalise the gaming experience even further. Players also have the option to create "crews" or teams with friends and can test their skills against other teams.

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo will be appearing at The Best of Stuff 2004 exhibition in November where John Lewis will be exclusively selling products appearing at the show. The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets during 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About John Lewis

The John Lewis Partnership - Britain's largest private company - is one of the UK's top ten retail businesses with 26 John Lewis department stores, on-line and catalogue shopping from John Lewis Direct and more than 150 Waitrose supermarkets. It is also the country's largest example of worker co-ownership. All 60,000 permanent staff are Partners in the business. John Lewis believes that the commitment of Partners to the business is a unique source of competitive advantage that has fuelled 75 years of profitable growth and a reputation amongst customers and suppliers unparalleled in the UK retail industry.

John Lewis is expanding with a new, full-line, open-every-day department store in Northern Ireland, opening 2006, and the recently overhauled johnlewis.com provides shoppers with a slicker on-line shopping experience.

www.johnlewis.com

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Launch date confirmed for Tiger Telematics' Gizmondo

World  Premiere - the  revolutionary  handheld to enter the UK market on October
29. London, 10 September 2004. Tiger Telematics (other OTC, TGTL) subsidiary, Gizmondo Europe Ltd, today announced that the launch of the Gizmondo will take place October 29. The launch starts in the UK and will then be extended in 2005 worldwide. After the UK first stage, the prioritised markets are Europe and North America as well as Australia and New Zealand.

"Our intention is to bring our device to markets worldwide," said Carl Freer, Managing Director of Gizmondo Europe Ltd. "The launch and arrival of Gizmondo starting in the UK signifies a new era in portable entertainment. The timing also means that the highly anticipated multi-entertainer will be available in time for the Christmas trade. And positions us well ahead of our nearest competitors."

Steve Carroll, CTO, Gizmondo Europe Ltd said: "Everything's gone according to schedule and now we can enjoy the fruition of our hard work. I'm very proud that the world is now able to enjoy our leading engineering and entrepreneurship. It's going to be fun out there." "We believe that the Gizmondo is one of the most powerful handheld devices that will be on the market in the UK. It is loaded with different options, and depending on what you would like to do, the Gizmondo has got it," according to Steve Carroll. At its heart is a games function of ground-breaking quality. Alongside the games, Gizmondo also offers a full range of entertainment possibilities. The device encompasses a movie player for films, an MP3- player for music, SMS and MMS communication, GPS-navigation and a high-resolution digital camera. Quite simply, Gizmondo is an entertainment centre that fits in your pocket.

-ENDSNotes to editors:

About Tiger:

Gizmondo Europe Ltd is a series of owned subsidiaries of Tiger Telematics Inc (Other OTC: TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in the UK in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

For further information on Gizmondo please contact:

Patrik Wallgren, Head of Global Public Relations patrik.wallgren@tigertelematics.com
+44 7813 64 77 52

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Gizmondo reaches agreement with leading German distributor

Gizmondo multi-entertainment device will be distributed in Germany and Austria to independent retailers by Playcom during 2005.

London, 7 September 2004. Tiger Telematics (other OTC, TGTL) subsidiary of Gizmondo Europe Ltd. today announced an agreement with leading German games wholesaler and distributor Playcom Software Vertriebs GmBH. Playcom will be the exclusive distributor of the Gizmondo multi-entertainment device and accessories in the German and Austrian markets to independent retailers.

Wolfgang Myrth, Managing Director, Playcom Software Vertriebs GmbH says: "We are pleased that Gizmondo Europe Ltd. trust our experience and track record in computer games and related products. Playcom has been active in this segment since 1991 and we are excited to market such a superior product in our markets. Playcom anticipate to distribute 120,000 units of the Gizmondo multi-entertainment device to independent retailers through our distribution channels in Germany and Austria." Carl Freer, Managing Director of Gizmondo Europe Ltd. says: "Playcom is a firstclass partner with proven capabilities within this segment. We are very happy that we have now reached this agreement. Playcom is a guarantee that the Gizmondo device will be widely available through an extensive network of retailers in Germany and Austria. This is the first deal that we're pleased to announce in the German-speaking market."

Playcom serves about 2,000 retailers in Germany and Austria and also has a successful online shop for console games and accessories.

Wolfgang Myrth: "The Gizmondo beats everything that we have seen so far. With features such as GPS navigation on five continents, digital camera, SMS, MMS, MP3- Player, Bluetooth and much more, the Gizmondo clearly offers more functions than any other handheld device. But also within entertainment and marketing the Gizmondo opens completely new possibilities. Imagine for example walking in the city and the Gizmondo determines through the GPS that you are approaching a cinema. The cinema sends a video message by MMS with a movie trailer to you and offers a discount, because the film begins in 15 minutes - the possibilities are enormous."

-ENDS Notes to editors:

About Tiger:

Gizmondo Europe Ltd is a series of owned subsidiaries of Tiger Telematics Inc (NASDAQ Pk: TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in the UK in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Playcom:

Playcom Software Vertriebs GmBH is a leading provider of home entertainment to the German market for more than ten years. The company is a distributor and wholesale dealer in computer games and DVD, delivering to more than 2,000 retailers across Germany and Austria. Playcom also has an online store selling games and accessories to all major gaming platforms. The company headquarters is located in Erfurt in central Germany.

www.playcom.de
www.playcom.biz

For further information on Gizmondo please contact:

Patrik Wallgren, Head of Global Public Relations
+44 7813 64 77 52

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forwardlooking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forwardlooking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS APPOINTS DANIELS & ASSOCIATES AS EXCLUSIVE INVESTMENT BANKER

London,  2 September,  2004:  Gizmondo Europe Ltd,  subsidiary of  Jacksonville,
Florida-based, Tiger Telematics Inc (TGTL) and Tiger, announced today the appointment of Daniels & Associates as their exclusive investment banker.

The engagement covers a broad range of strategic financial services and the identification and facilitation of acquisitions and mergers, including but not limited to gaming systems, gaming software applications and development firms.

Based in New York and headquartered in Denver, with worldwide coverage, Daniels & Associates is a leading investment bank focused exclusively on the cable, telecommunications, media and technology industries..

"We're very pleased to welcome Daniels & Associates aboard," says Michael Carrender, CEO of Tiger Telematics. "Our choice of an investment banker was motivated by knowledge about our industry, an outstanding client network and proven deal-making expertise."

John Duong, Assistant Vice President, Daniels & Associates, says: "As a leader in financial services to the media, Internet and telecommunications industries, Daniels can be a catalyst in helping Tiger Telematics and Gizmondo achieve their business aims. Our team is ready to help with mergers & acquisitions, corporate finance and financial advisory services, and to ensure that Tiger Telematics and Gizmondo capitalise on strategic opportunities within the mobile sector in key areas around the world."

The timing of the appointment comes ahead of Gizmondo's launch in the UK in the fourth quarter this year. The mobile gaming device will then be launched in the USA in the first quarter 2005.

The Gizmondo, powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

One feature unique to Gizmondo game play is the GPS function that incorporates a player's physical location into the game itself, creating a unique virtual gaming world. Two games in production at a wholly owned subsidiary developer, Indie Studios, exclusively for Gizmondo, are 'Colors', a gang warfare game enabling players to battle for supremacy of their designated environment and 'City', a short-time game providing first-class entertainment for Gizmondo gamers in limited time situations. Both utilise Gizmondo's GPS-capabilities and messaging over GPRS.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Daniels & Associates

Daniels & Associates, L.P. is a leader in financial services to the cable, telecommunications, media and technology industries worldwide, assisting clients with mergers & acquisitions, private equity & debt financings, and financial advisory engagements. Daniels is a major force in the U.S. mergers & acquisitions market with more than $98 billion in total transactions.

Daniels' combination of specific market expertise and broad cross-market knowledge has earned the firm a distinguished reputation in the highly competitive investment banking business. Its technical expertise, market knowledge and worldwide relationships give clients a competitive advantage.

Since itsfounding in 1958, the mission at Daniels has remained the same: To be a catalyst for business results by providing financial advice and transactional expertise measured by competence, creativity and credibility.

www.danielsonline.com

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS APPOINTS DANIELS & ASSOCIATES AS EXCLUSIVE INVESTMENT BANKER

London,  2 September,  2004:  Gizmondo Europe Ltd,  subsidiary of  Jacksonville,
Florida-based, Tiger Telematics Inc (TGTL) and Tiger, announced today the appointment of Daniels & Associates as their exclusive investment banker.

The engagement covers a broad range of strategic financial services and the identification and facilitation of acquisitions and mergers, including but not limited to gaming systems, gaming software applications and development firms.

Based in New York and headquartered in Denver, with worldwide coverage, Daniels & Associates is a leading investment bank focused exclusively on the cable, telecommunications, media and technology industries..

"We're very pleased to welcome Daniels & Associates aboard," says Michael Carrender, CEO of Tiger Telematics. "Our choice of an investment banker was motivated by knowledge about our industry, an outstanding client network and proven deal-making expertise."

John Duong, Assistant Vice President, Daniels & Associates, says: "As a leader in financial services to the media, Internet and telecommunications industries, Daniels can be a catalyst in helping Tiger Telematics and Gizmondo achieve their business aims. Our team is ready to help with mergers & acquisitions, corporate finance and financial advisory services, and to ensure that Tiger Telematics and Gizmondo capitalise on strategic opportunities within the mobile sector in key areas around the world."

The timing of the appointment comes ahead of Gizmondo's launch in the UK in the fourth quarter this year. The mobile gaming device will then be launched in the USA in the first quarter 2005.

The Gizmondo, powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

One feature unique to Gizmondo game play is the GPS function that incorporates a player's physical location into the game itself, creating a unique virtual gaming world. Two games in production at a wholly owned subsidiary developer, Indie Studios, exclusively for Gizmondo, are 'Colors', a gang warfare game enabling players to battle for supremacy of their designated environment and 'City', a short-time game providing first-class entertainment for Gizmondo gamers in limited time situations. Both utilise Gizmondo's GPS-capabilities and messaging over GPRS.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Daniels & Associates

Daniels & Associates, L.P. is a leader in financial services to the cable, telecommunications, media and technology industries worldwide, assisting clients with mergers & acquisitions, private equity & debt financings, and financial advisory engagements. Daniels is a major force in the U.S. mergers & acquisitions market with more than $98 billion in total transactions.

Daniels' combination of specific market expertise and broad cross-market knowledge has earned the firm a distinguished reputation in the highly competitive investment banking business. Its technical expertise, market knowledge and worldwide relationships give clients a competitive advantage.

Since itsfounding in 1958, the mission at Daniels has remained the same: To be a catalyst for business results by providing financial advice and transactional expertise measured by competence, creativity and credibility.

www.danielsonline.com

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics Selects Flextronics to Volume Manufacture Gizmondo

LONDON, 31 August, 2004 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc (NASDAQ: TGTL), announced today that it has selected Flextronics, the world's leading Electronics Manufacturing Services
(EMS) provider, as a new volume manufacturer for the company's cutting-edge multientertainment device, Gizmondo. The eagerly-anticipated handheld gaming console is expected to launch in the United Kingdom later this year and in the United States in early 2005. By utilizing Flextronics' high-volume manufacturing capabilities and global reach, Tiger Telematics expects to bring more units-to-market by Q1 2005 then originally planned.

Flextronics, an established leader in design engineering, as well as manufacturing, will be responsible for volume manufacturing the device and providing strategic operational services to help Gizmondo achieve time-to-market objectives while minimizing overall procurement, materials and manufacturing costs. "We selected Flextronics as a partner for its experience, efficiency, consumer quality and global manufacturing capacity. Flextronics' strong history and reputation made this partnership a logical choice. By working with them, we will increase our capacity to meet the immediate anticipated demand for
Gizmondo, while securing and maintaining our leadership role within the category," said Steve Carroll, CTO of Tiger Telematics. "We see this far-reaching agreement as the first in a long line of many and look forward to working with Flextronics on this and future products."

The Gizmondo, powered by Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM900 400MHz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera and a GRPS network link to allow wide-area network gaming. It also contains a GPS chip for location based services and it is equipped with Bluetooth for use in multi-player gaming.

"We look forward to working with Tiger Telematics to help the company bring Gizmondo to market more efficiently, expediently, and in mass quantity," said Amanda Fage, Director of Business Development at Flextronics. "We're pleased to help Tiger Telematics maintain a competitive advantage and respond to the growing consumer demand for a multi-entertainment device such as Gizmondo," she added.

About Tiger Telematics and Gizmondo

Gizmondo  Europe Ltd. is an owned  subsidiary of Tiger  Telematics  Inc.  (Other
OTCBB: TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in late 2004, the gaming device, includes music, video, messaging and picture functions.

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.tigertelematics.com
www.gizmondo.com

Contacts:
--------
Tiger Telematics Inc. Ogilvy Public Relations
Patrik Wallgren, Head of Global Public Relations Serena Tesler
(+44)7813-647-752 (212) 880-5279
serena.tesler@ogilvypr.com

Mike Carrender, CEO
(904)279-9240
Tiger Telematics, Inc.

Except for historical matters contained herein, the matters discussed in this press release are forwardlooking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forwardlooking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favorable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics and M-Systems to Provide the Benefits of Advanced On-Board Solid-State Storage to Mobile Gaming Enthusiasts

The World's  Smallest  Flash Disk  Provides  64MB of  High-Performance  Internal
Storage for Windows CE .NET Operating System and a Variety of Software Applications

LONDON and KFAR SABA, Israel, August 25, 2004 - Tiger Telematics' (Nasdaq: TGTL) eagerly anticipated handheld multi-entertainment device, the Gizmondo, will come complete with the industry's most advanced on-board nonvolatile memory chip, mDiskOnChip G3 from M-Systems (Nasdaq: FLSH).

Launched in March 2004, mDiskOnChip G3 provides low cost, next-generation flash storage for embedded systems, without compromising reliability and performance. It leverages M-Systems' field-proven technologies developed for mobile phones and PDAs to deliver the most reliable multi-level cell (MLC) NAND flash-based data and code storage with boot functionality. mDiskOnChip G3 is optimized for seamless integration in embedded systems with support for all major CPU architectures, such as ARM, and all operating systems, including Microsoft Windows CE .NET.

The Microsoft Windows CE.NET-powered Gizmondo boasts a 2.8-inch TFT color screen with a Samsung ARM9 400MHz processor and incorporates a 64-bit graphics accelerator. Planned to hit markets in Europe and North America late this year and during 2005, Gizmondo provides cutting-edge gaming, multimedia messaging, an MP3 music player, MPEG4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. It also contains a GPS chip for location-based services and is equipped with Bluetooth for use in multi-player gaming. Nestled within Gizmondo is M-Systems' 64MB flash disk, providing the necessary on-board storage for the variety of software applications.

"I am sure that customers will appreciate the overall user experience achieved through the impressive combination of the latest technologies that is found within Gizmondo," said Francois Kaplan, general manager of M-Systems Europe. "I am pleased to see our new mDiskOnChip G3 product contribute to the high-performance, small size and long battery life of this exciting multi-entertainer."

mDiskOnChip G3 is based on the same technologies that catapulted Mobile DiskOnChip G3 to success, making it the choice of the top mobile phone and PDA manufacturers. Among these technologies are x2 technology and TrueFFS software. x2 technology was developed by M-Systems to overcome the reliability and performance degradation of highly cost-effective MLC NAND technology, which stores twice the amount of data per cell than the standard, single bit, NAND flash. TrueFFS, an industrystandard for flash management, maximizes the lifetime of flash silicon, guarantees data reliability and contributes to the ease of integration of DiskOnChip products.

"DiskOnChip's ease of integration has helped us to decrease our time to market. Like Microsoft's operating system and Samsung's processor, M-Systems' flash disk is helping us to deliver an amazing amount of high-performance functionality, which should also help us to capture some of the enormous handheld gaming market," said Steve Carroll, CTO at Gizmondo.

Jupiter Research, a leading international research advisory organization specializing in business and technology market research, forecasts that the audience for portable gamers will grow from 2003's 23 million to 43 million in 2009, with revenue growing from 2003's $1.6 billion to $2.7 billion in 2009 as mobile technology proliferates. Gizmondo will be priced between $300 and $400 and is set to first launch in the United Kingdom later this year.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc.(TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in late 2004, the gaming device, includes music, video, messaging and picture functions. Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About M-Systems

M-Systems designs, develops and markets innovative flash data storage solutions for digital consumer electronics markets. M-Systems primarily targets two fast-growing digital consumer electronics markets: the USB (universal serial bus) flash drive market with its DiskOnKey product and the multimedia mobile handset market with its Mobile DiskOnChip products. For more information, please contact M-Systems at www.msystems. com.

Note to Editors: A high-resolution photo image of the Gizmondo handheld multientertainment device from Tiger Telematics with M-Systems' 64MB mDiskOnChip G3 flash disk can be found on the Internet at:
http://www.m-systems.com/images/prs/Gizmondo_w_mDOC_G3.jpg

For further information please contact:

Editorial Contacts for M-Systems Editorial Contact for Gizmondo
---------------------------------------------------------------
Gina Ray / Kristine Hernandez Patrik Wallgren
O'Leary and Partners Head of Global Public Relations, Gizmondo gray@olearypr.com / khernandez@olearypr.com Patrik.Wallgren@gizmondo.com
Tel: +1-949-224-4023 / 4036 Tel: +44-7813-647-752

Investor Contacts for M-Systems Editorial Contact for Tiger Telematics
----------------------------------------------------------------------
Jeff Corbin / Lee Roth Mike Carrender
KCSA Worldwide CEO
jcorbin@kcsa.com / lroth@kcsa.com Tiger Telematics, Inc.
Tel: +1-212-896-1214 / 1209 Tel: +1-904-279-9240

###

All company and product names mentioned may be trademarks or registered trademarks of their respective holders and are used for identification purposes only.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favorable terms; and those risks discussed in the Company's filings with the SEC.

This press release includes forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties which may cause actual results to vary significantly. These risks include, but are not limited to: the effect of global economic conditions in general and conditions in MSystems' industry and target markets in particular, shifts in supply and demand, market acceptance, the impact of competitive products and pricing, product development, commercialization and technological difficulties, and capacity and supply constraints including dependence on flash component suppliers; changes in M-Systems' and its customers' inventory levels and inventory valuations; timely product and technology development/upgrades and the ability to manage changes in market conditions as needed; market acceptance of new products and continuing product demand; the impact of competitive products and pricing on MSystems' and its customers' products and markets; the development, release and sale of new products by strategic suppliers and customers; the development and growth of anticipated markets for M-Systems' and its customers' products; and other risk factors detailed from time to time in M-Systems' filings with the Securities and Exchange Commission. M-Systems assumes no obligation to update the information in this press release and disclaims any obligation to publicly update or revise any such forward-looking statements to reflect any change in its expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Reference to M-Systems' website above does not constitute incorporation of any of the information thereon into this press release.

TIGER TELEMATICS ANNOUNCES GIZMONDO FUND TO PROMOTE GAMING INNOVATION AND CREATIVITY

London, 5 August, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc (TGTL), announced today a new game innovation fund, seeking to support emerging developers who want to take gaming to the next level by leveraging the outstanding range of features of the Gizmondo mobile gaming device.

"Gizmondo stands for leading-edge innovation and genuine gaming excitement," says Carl Freer, Managing Director, Gizmondo. "And that's exactly what we are looking for in the next generation of game developers."

Mikael Astrom, Acquisition Manager, Gizmondo says: "We are a great choice for developers and publishers that strive to change the gamer's perception of what gaming is about." One feature unique to Gizmondo game play is the GPS function that incorporates a player's physical location into the game itself, creating a unique virtual gaming world. "The GPS will do to games what 3D did, really adding that edge to what is possible. It's not all about great graphics anymore!"

Mikael Astrom adds: "At the same time, Gizmondo strives to be as easy as possible to develop games for, both through our hardware as well as the technology solutions we're bringing along to enable all these great ideas.

"We're seeing that the industry is suffering from stagnation in innovative titles. So at an early stage, we've decided to make incremental support money available to our publisher partners in bringing new, innovative titles to our platform."

One developer already creating games for the Gizmondo is Stockholm-based Indie Studios that was recently acquired by Gizmondo. Indie Studios has two games in the pipeline; 'Colors', a gang warfare game enabling players to battle for supremacy of their designated environment, and 'City', a short-time game providing first-class entertainment for Gizmondo gamers in limited time situations. Both utilize Gizmondo's GPS-capabilities and messaging over GPRS.

The Gizmondo, powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT color screen with a Samsung ARM9 400Mhz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts SD card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

US Media:
Serena Tesler
(212) 880-5279
serena.tesler@ogilvypr.com

Kelly Gordon
(312) 397-6044
kelly.gordon@ogilvypr.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS ACQUIRES INDIE STUDIOS IN VERTICAL LEVERAGE OF GIZMONDO GAMING

London, 3 August, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc (TGTL: former symbol TIGR), announced today the acquisition of a European leading games developer, Indie Studios. The acquisition further enables Indie Studios to extend its next level gaming under the Gizmondo brand, while providing Gizmondo with secured immediate and future game content and a captive long term creative resource. The deal will be paid for with 1 million shares common stock of the Tiger Telematics, Inc, and a contingent shares to be issued in the event that certain games are completed by Indie in an agreed time frame. The guaranteed value of the transaction at closing approximates $8 million as of the original contract date. The specifics will be detailed and available for review in appropriate filings with the SEC.

Carl Freer, Managing Director for Gizmondo says: "With our resources and financial muscle, we are able to provide Indie Studios with essential support and direction. And by owning our own games developer, we gain control over unique content and its evolution."

"We are very glad with the deal," says Christian Ericson CEO, Indie Studios. "The Gizmondo platform provides extraordinary potential for games developers, giving another dimension for scenarios and game play."

Stockholm-based Indie Studios develop games specifically for the eagerly anticipated Gizmondo multi-entertainment device, including multi-player games that incorporate a player's physical location into the game itself, creating a unique virtual gaming world that can extend to the offline world. Games leverage Gizmondo's GPS-capabilities and messaging over GPRS as well as the device's Bluetooth and not forgetting the digital camera to help personalise the gaming experience even further. Players also have the option to create "crews" or teams with friends and can test their skills against other teams.

Indie Studios already have two games in development exclusively for Gizmondo. "Colors" is a gang warfare game enabling players to battle for supremacy of their designated environment, utilising Gizmondo's GPS-capabilities and messaging over GPRS. And "City" is a short-time game providing first-class entertainment for Gizmondo gamers in limited time situations. The Gizmondo, powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

US Media:
--------
Serena Tesler
(212) 880-5279
serena.tesler@ogilvypr.com
Kelly Gordon
(312) 397-6044
kelly.gordon@ogilvypr.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER  TELEMATICS  SECURES  NORTH  AMERICAN  DISTRIBUTION  CHANNELS FOR GIZMONDO
LAUNCH

London, 30 July, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based, Tiger Telematics Inc (TGTL: former symbol TIGR), announced today the signing of two Letters of Intent covering sales, account management and distribution of the Gizmondo device in USA, Canada and Mexico. The two sales agencies are Redline Marketing, based in Minnesota, and Tartan Sales in Texas. The two groups will co-ordinate and apportion the agreements on a geographic and account basis.

"Our intention is to launch Gizmondo in the US in early 2005 and the timing of these agreements provides us with a valuable, six-month window of opportunity for pre-sale activities," says Carl Freer, Managing Director, Gizmondo Europe Ltd. "It also enables us to be the first RISC device to display true 3D gaming and media, ultimately providing Gizmondo users with that 5-star gaming experience. The US introduction of the device will follow soon after the launch in the UK and Europe"

"Both Redline Marketing and Tartan Sales have vast experience in sales and account management of leading-edge consumer electronic products in the USA retail market. Jointly they have represented many large consumer electronics manufacturers," says Carl Freer. "An announcement about American distribution was expected, of course. That said, it is very exciting that we're teaming up with the sales groups that have helped major players in the games industry reach millions of people through their network of retail partners." Todd Harris, President of Tartan Sales, said: "We believe the fantastic quality of the Gizmondo will complement our existing product lines. We believe that the versatility of the device and the depth of our sales relationships, will help us to achieve our first year sales target goal, as stated in the agreement, of 400,000 plus units across the U.S."

Dave Arundel, President of Redline Marketing, stated: "We are ecstatic about the opportunity to market and distribute this multi-entertainer product in our focused area of northern USA and Canada. We believe that the unit sales targeted in our agreement of 400,000 units in North America is achievable in the first year of marketing the new product. We can't wait." The Gizmondo device was enthusiastically received at the recent E3-Expo in Los Angeles. It is powered by Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM900 400MHz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GRPS network link to allow wide-area network gaming. It also contains a GPS chip for location based services and it is equipped with Bluetooth for use in multi-player gaming.

Mike Carrender, CEO of Tiger Telematics, Inc. indicated that "interest in the forthcoming multi-entertainment device was further underlined in the cover story of the June 21 edition of BusinessWeek, featuring convergence technologies and the principle movers and shakers in this innovative market." According to BusinessWeek, convergence is likely to produce the biggest explosion of innovation since the dawn of the Internet and is also a fertile environment for start-ups with a competitive edge. Tiger Telematics' CEO, Mike Carrender is mentioned and pictured with the caption, Tiger Telematics "can compete with the Sonys of the world".

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TIGR) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

About Redline Marketing and Tartan Sales:

Redline Marketing and Tartan Sales are privately held sales and marketing companies that have vast experience in sales and account management of leading-edge consumer electronic products in the USA retail market. Jointly they have represented many large consumer electronics manufacturers. Redline Marketing employs 14 people including 4 sales reps. They previously were involved in the launch of Sony PlayStation in the USA, as well as the sales of Acclaim, Midway, Namco, Capcom and other important video game publishers. Their current retail base includes Best Buy, Bestbuy.com, Best Buy Canada, Future Shop Canada, Target, Target.com, Musicland group, Circuit City and other for various electronic products. Tartan Sales employs 13 people, including 7 sales reps and has previously represented Atari and Nintendo game consoles. They have represented and launched Atari & Nintendo hardware systems as well as Sony, Activision, Midway, Ubisoft software.Their current client base for other electronic products includes AAFES, About Time, Blockbuster Video, CompUSA, Gamestop, Hasting's, JC Penney, Radio Shack, Video By Cycling, and other retailers.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

US Media:
--------
Serena Tesler
(212) 880-5279
serena.tesler@ogilvypr.com

Kelly Gordon
(312) 397-6044
kelly.gordon@ogilvypr.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Reverse Split for Tiger Telematics Inc

- Tiger announces successful 1 for 25 reverse split with new symbol TGTL

JACKSONVILLE, July 30: Tiger Telematics has taken a crucial step concerning its common stock (TIGR). Effective as of the opening of NASDAQ today, the reverse split takes place and has a new stock symbol (TGTL).

The company announces that it has successfully completed the reverse split approved by shareholders on July 9, 2004 shareholder meeting and it is trading as of July 30, 2004 under the new symbol TGTL.

At the July 9, 2004 special meeting, the company's shareholders approved a proposal to amend the Company's Certificate of Incorporation to authorize a reverse split of the company's stock of not less than 1 for 10 and not more than 1 for 50.

After studying the market conditions to determine the timing and rate of the reverse split the company decided that now is the right time to do so.

The timing is optimal concerning the soon to be launched, much-anticipated, multientertainer, the Gizmondo.

The Gizmondo is powered by a Microsoft Windows CE.net platform and boasts a 2.8-inch TFT color screen with an ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, MPEG-4 movie playing capability, a digital camera and a GPRS network link to allow widearea network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

US Media:
--------
Serena Tesler
(212) 880-5279
serena.tesler@ogilvypr.com

Kelly Gordon
(312) 397-6044
kelly.gordon@ogilvypr.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS SIGNS GIZMONDO DEAL WITH LOUDEYE'S EUROPEAN SUBSIDIARY OD2 - EUROPE'S LEADING DIGITAL DISTRIBUTOR OF MUSIC

London, 15 July, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, FL based Tiger Telematics Inc (TIGR) announced today an agreement with Europe's leading digital distributor of music, On Demand Distribution (OD2), a subsidiary of Loudeye Corp. The comprehensive deal gives Gizmondo access to a massive catalogue of music.

In addition to over 1.3 million cleared tracks from over 12,000 artists, the OD2 deal includes the development and management of a Gizmondo-branded music site solution and digital logistics, ensuring everything will be up and running for the Gizmondo launch later this year.

"This is a fantastic deal that further boosts our already exciting content offering," says Carl Freer, Managing Director, Gizmondo Europe. "Its scope is staggering and we're very pleased that OD2 is going to provide Gizmondo users with massive music choice - Basically, you name it, the Gizmondo's got it."

Ed Averdieck, sales and marketing director of Loudeye's OD2 subsidiary comments:
"Our objective is to sell and promote the music we manage through a diverse set of on-line retailers and to find new channels for music sales. Naturally, the Gizmondo platform interests us very much as it is at the cutting-edge of digital music distribution."

The OD2 distribution system is Microsoft-based, further ensuring seamless compatibility with Gizmondo's Microsoft Windows CE.net platform. The device has a 2.8-inch TFT color screen with an ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. Besides the MP3 music player, the device provides cutting-edge gaming, multimedia messaging, MPEG-4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services and is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories. The deal with OD2 is the latest in a series of exciting content acquisitions with more planned. Please see previous releases:

- Jenson Button ... On new Tiger Telematics Gaming Device: 9 July 2004
- Tiger Telematics Gives Green Light to Indie Studios for New, Short-Time GPS Gizmondo Game: 4 June 2004
- Tiger Telematics Strengthens Gizmondo's Game Portfolio with Fathammer: 28 May 2004
- Tiger Telematic's Gizmondo Premieres the World of 'Colors' - World's First GPS/GPRS Enabled Interactive Game - at E3Expo 2004: 12 May 2004

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes inbuilt music, video, messaging and picture functions.

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About Loudeye Corp.

Loudeye is the worldwide leader in business-to-business digital media solutions and the outsourcing provider of choice for companies looking to maximize the return on their digital media investment. Loudeye combines innovative products and services with the world's largest music archive and the industry's leading digital media infrastructure enabling partners to rapidly and cost effectively launch complete, customized digital media stores and services. For more information, visit www.loudeye.com.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

JENSON BUTTON WINS BRITISH GRAND PRIX...
....ON NEW TIGER TELEMATICS GIZMONDO GAMING DEVICE!

The Black Eyed Peas will produce the original score in racing game endorsed by the hottest property in Formula One

London, July 9th, 2004. Tiger Telematics, Inc. (TIGR). Fasten your seatbelts, Britain's leading Formula One star Jenson Button is set to launch the world's fastest ever racing game along with Gizmondo, the world's highest ever performance handheld gaming device! Like the Grand Prix races Jenson competes in, Chicane will be a high-speed, high-impact racing experience that will squeeze every last drop out of Gizmondo's outstanding performance capabilities.

Button, who is lining up for BAR Honda in this weekend's British Grand Prix at Silverstone, said: "Anyone who has ever wondered what it feels like to be behind the wheel of a racing car will love Chicane. It's as close as you'll get to the real thing and matched with Gizmondo's gaming performance, it will certainly get the adrenalin pumping!"

This exclusive collaboration will allow gaming enthusiasts to race either as or against Button in this ultra-realistic, 3D game based on arcade style racing. The much-anticipated Gizmondo will bring the speed and graphics of Chicane to life, and as it is BluetoothTM enabled, it will allow up to four players to pit their skills against each other with unparalleled ease.

Both novices and experts alike will be able to custom-build cars to suit their needs so each individual can enjoy the ultimate racing experience. Three modes of game play will push the car and driver to their limits, and original circuits have been specifically designed to maximise the performance of the Gizmondo device.

"Jenson's new game, mixed with the unrivalled performance of the Gizmondo device, offers a pure 3D driving experience to the on-the-go gamer. This will completely revolutionise the way people view portable entertainment," says Thomas Fessler, CEO, Handheld Games, who is developing Chicane drawing on Button's trackside experience.

In another world exclusive for Gizmondo, Will.I.Am of The Black Eyed Peas, along with the Will.I.Am Music Group, is to produce the original score for Chicane.

"The way in which Jenson Button has fought off fierce competition so far this season has been amazing and we at Gizmondo would like to follow suit. Just as Jenson and Will.I.Am are at the very top of their fields, Gizmondo soon hopes to join them," said Carl Freer, MD of Gizmondo Europe Ltd.

Gizmondo is a powerful wireless handheld mobile multi-entertainment device, due to hit UK stores this autumn. As well as being a cutting edge gaming facility, the device, built on the Microsoft Windows CE.NET, also acts as an MP3 player, video player, multimedia messaging unit, digital camera and has a GPRS connection.

-ENDS Notes to editors:

About Tiger:

Gizmondo Europe Ltd is a series of owned subsidiaries of Tiger Telematics Inc (NASDAQ: TIGR.PK) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in the UK in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Handheld Games:

Handheld Games, founded by Thomas Fessler in 1998, is a leader in the Next-Generation of development for Portable Entertainment. Based in Mill Creek Washington, Handheld Games studio focuses their development efforts on the creation of Award Winning "AAA" licensed content for the on-the-go gamer.

www.handheldgames.com

For further information on Gizmondo please contact:

UK Media:
--------
Joss Hastings/George Warren
+44 (0)20 8741 1123
gizmondo@bitepr.com

Patrik Wallgren, Head of Global Public Relations patrik.wallgren@tigertelematics.com
+44 7813 64 77 52

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS SIGNS HEADS OF AGREEMENT WITH RENAISSANCE CORP PROVIDING GIZMONDO WITH ACCESS AND COLLABORATION IN NEW ZEALAND AND AUSTRALIA

London, 16 June, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, FL Tiger Telematics Inc (TIGR), announced today the signing of a heads of agreement, (a letter of intent in U.S. terminology), with Renaissance Corporation Ltd, the Auckland-based, specialist technology distributor and marketer. The agreement allows for the signing of an exclusive distribution contract, which would pave the way for a launch of the Gizmondo device into the New Zealand and Australian markets in 2005.

Renaissance currently distributes technology products through a nationwide reseller channel and e-tailing, including the marketing of exclusive products for Apple, FileMaker, palmOne, SonicWALL, U.S. Robotics and Wacom. And now Gizmondo.

"We're delighted to welcome on board a company with such fine credentials as Renaissance," says Carl Freer, Managing Director, Gizmondo Europe Ltd. "They would set up a business unit under the Gizmondo brand and I'm sure Renaissance with their local market expertise and technology experience will help launch Gizmondo with strength and impact, as well as leveraging the brand in the trade environment."

Paul Johnston, Managing Director for Renaissance says: "We're very pleased about the exclusive arrangement that covers full retailer and e-tailer sales, as well as account management, logistics and support programmes"

"The market for handheld gaming devices is growing rapidly and the heads of agreement covers a targeted volume of 150,000 units per annum in New Zealand and Australia. The amazing versatility of the Gizmondo would complement our existing range of products and provide Renaissance with an exciting opportunity in the future."

Both Gizmondo and Renaissance look forward to a 2005 launch in New Zealand and Australia.

The Gizmondo, powered by Microsoft Windows CE.net platform, boasts a 2.8-inch TFT color screen with a Samsung ARM900 400MHz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GRPS network link to allow widearea network gaming. It also contains a GPS chip for location based services and it is equipped with Bluetooth for use in multi-player gaming.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes inbuilt music, video, messaging and picture functions.

www.gizmondo.com
www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

About Renaissance Corporation Ltd

Renaissance represents leading international vendors, providing them with a local presence for all sales, marketing and technical functions. They have represented Apple in New Zealand for over 20 years. Renaissance Brands is a business unit of Renaissance Limited, a wholly-owned subsidiary of Renaissance Corporation Limited marketing IT products on behalf of a range of domestic and international vendors, each of its divisions catering for the needs of different vertical markets.

Renaissance Brands' Handhelds & Peripherals division is the New Zealand representative for market-leading Palm handhelds, Sierra Wireless cellular network cards, US Robotics voice/data and ADSL modems, and FileMaker database development and management software. The division also markets Asus notebooks, Creative sound cards, video cards and portable music players, Epson printers, scanners and projectors, Philips monitors, Sony cameras, monitors, projectors and data storage products, and a number of OEM and consumer components from Asus, Century, Fujitsu, TwinMOS and Western Digital.

www.renaissance.co.nz

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS GIVES GREEN LIGHT TO INDIE STUDIOS FOR NEW, SHORT-TIME GPS GIZMONDO GAME

London, 4 June, 2004: Gizmondo Europe Ltd, subsidiary of Jacksonville, FL based Tiger Telematics Inc (TIGR) announced today that it's strategic partner, game designer Indie Studios, will produce the second of a unique series of games for the exciting Gizmondo device. Like the first game 'Colors', previewed recently at the E3-Expo, the new game will also utilise the unique GPS functionality of the Gizmondo, thus adding yet another exceptional element to game play.

The working title for the new game is "City" and is a multiplayer game including elements of GPS/GPRS. In contrast to 'Colors', which provides a long game scenario, "City" is a shorter in duration game "short-time game", a concept that aims to provide first-class entertainment for Gizmondo gamers in limited time situations.

"The Gizmondo is a constant companion mobile device, so it is important that we have content that engages the user even if he or she is simply taking a short bus ride or just waiting for a friend," says Mikael Astrom, Acquisition Manager, Indie Studios. "I love fast action games with plenty of options. And the Gizmondo certainly has amazing capabilities. You have to remember that we're talking about next-level gaming, so it is a very exciting development."

Carl Freer, Managing Director, Gizmondo Europe says: "There is a strong wish from gamers of all ages to have a game concept with a quicker outcome, as a complement to the more timeconsuming games. You don't always have the time to play for hours on a game that never ends. But short-time games using the multifaceted offerings of the Gizmondo give users yet another choice."

Stockholm based Indie Studios develop games specifically for the eagerly anticipated Gizmondo multi-entertainment device, multi-player games that incorporate a player's physical location into the game itself, creating a unique virtual gaming world that can extend to the off-line world. Games leverage Gizmondo's GPS-capabilities and messaging over GPRS as well as the device's Bluetooth and not forgetting the digital camera to help personalise the gaming experience even further. Players also have the option to create 'crews' or teams with friends and can test their skills against other teams.

The Gizmondo, powered by a Microsoft Windows CE.net platform, boosts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow widearea network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

Available Q4 2004, the Gizmondo and "City" will be sold worldwide at consumer electronics and toy retailers worldwide.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com and www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics strengthens Gizmondo's game portfolio with Fathammer

Next Generation Handheld to be loaded with high quality games

London, UK (May 28, 2004)

Gizmondo, the eagerly anticipated new handheld multi-entertainment device from Tiger Telematics (NASDAQ:TIGR) and Fathammer Ltd, a leading developer of advanced mobile game technologies and high quality games for next generation mobile devices, further strengthen their partnership arrangement with additional games.

In accordance with the previously announced earlier contract, Fathammer will provide Gizmondo the X-Forge(R) version 2 technology and tools as well as ten advanced mobile game titles. The first titles to be released for Gizmondo are Stuntcar Extreme , FireHammer(TM) and Super Drop Mania(TM). A fourth title will be announced at a later date.

Stuntcar Extreme(R) is a fast-paced arcade-style driving game. The player races against zany characters on various tracks with difficult hills, jumps and other stunt car racing obstacles. There are seven race tracks and 20 retro-style cars in this stimulating game set on 1980's. Stuntcar Extreme(R) player has three racing modes: Arcade mode for quick thrills, Championship mode or Multiplayer challenges via Bluetooth.

FireHammer(TM) is a vertically scrolling 2D shoot 'em up game. The game screen and the player, which can rotate, turn and strafe, are shown from a top-down view and the levels scroll down at a steady pace in two parallax layers. The fast-pace game is a single player game with ten levels.

Super Drop Mania(TM) is a single player action puzzle game. The player controls the two-block cursor in the Drop Line of six colored blocks. The player can switch the places of two blocks inside the cursor and drop them to playfield to destroy a chunk of blocks of wanted color. This addictive game has one game mode, the clear mode, which has 10 difficulty settings and 100 stages in each.

"The Fathammer deal marks the beginning of our initiative to provide a wide variety of quality content. The games which Fathammer are providing us with all work extremely well on our product," says Steve Carroll, CTO at Gizmondo. "Apart from these games we have ongoing commitment from Fathammer to supply new developments and port over other games on a monthly basis. Additionally, the XForge platform designed by Fathammer enables us to port over games developed elsewhere very quickly. Further discussions are underway regarding the engagement of other games community developers."

The Gizmondo, powered by Microsoft Windows CE.net platform, boosts a 2.8-inch TFT color screen with a Samsung ARM900 400MHz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GRPS network link to allow wide-area network gaming. It also contains a GPS chip for location based services and it is equipped with Bluetooth for use in multi-player gaming. All new games are built on Fathammer's X-Forge(R) version 2 game-engine and developed with the X-Forge(R) version 2 development system. This guarantees the games high performance level, stunning visual effects and a console quality gaming experience.

"Gizmondo  is a  great  device  which  offers  its  users a new  kind of  gaming
experience,"   says  Matti  Airas,   CEO  of  Fathammer.   "Gizmondo  opens  new
opportunities to fully exploit the features of our games and technology."

About Fathammer

Fathammer is a pioneering leader in Advanced Mobile Gaming, providing high quality 3D games and development tools for mobile platforms. Fathammer provides its industry leading X-Forge(R) version 2 Game Development System and developer support services to game publishers and developers as well as mobile device manufacturers and wireless operators. XForge Powered games bring console quality 3D gaming to a wide range of mobile devices.

Fathammer has offices in San Jose (CA), Helsinki (Finland) and Seoul (Korea). The company is privately owned and currently employs 40 people.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR.PK) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in the UK in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com and www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

For further information please contact:

Fathammer
---------
Salla Ainamo, VP Marketing and Communications salla.ainamo@fathammer.com
Tel. +358 40 545 5552

Gizmondo
--------
Patrik Wallgren, Head of Global Public Relations
Patrik.Wallgren@gizmondo.com
Tel. +44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

More information can be found at www.fathammer.com and www.gizmondo.com.

NOTE TO EDITORS: Additional information including screenshots, video footage, logos and interviews are available by contacting pr@fathammer.com

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATIC'S GIZMONDO PREMIERS THE WORLD OF 'COLORS'- WORLD'S FIRST GPS/GPRS-ENABLED INTERACTIVE GAME - AT E3EXPO 2004

Tiger Telematics' Gizmondo Displays first generation of the Urban Warfare Game "Colors", for its Multi-entertainment Handheld Wireless Device at E32004 LOS ANGELES, May 12, 2004 - In a move to take the gaming industry by storm, Gizmondo Europe Ltd., subsidiary of Tiger Telematics (NASDAQ: TIGR), unveiled today "Colors," a GPS-enabled interactive game at the 2004 Electronic Entertainment Expo (E3Expo) 2004. E3Expo is the world's premier trade show for computer and video games and related products now in its tenth year. Developed specifically for the eagerly anticipated Gizmondo new, handheld multi-entertainment device, "Colors," created by Indie Studios AB out of Stockholm, Sweden, an interactive, multi-player game that incorporates a player's physical location into the game itself, creating a unique virtual gaming world that can extend to the off-line world. "Colors" is the first release in a line of interactive games developed exclusively for Gizmondo. A first generation will be showcased, and available for 'hands-on' demonstrations at E3, May 12-14 in Los Angeles at the Convention Center in the Gizmondo booth at South Hall booth #446.

"Like the handheld Gizmondo device, 'Colors' truly takes portable gaming to the next level. This is a game for the mobile console era that utilizes every aspect of the Gizmondo functionality and will likely set a new standard for innovative games on this platform," said Mikael Astrom, Executive Producer of Indie Studios.

Unlike other gang warfare games, "Colors" enables players to battle for supremacy of their designated environment, leveraging Gizmondo's GPS-capabilities and messaging over GPRS. In addition, players can use the device's Bluetooth 2 for item trading, and digital camera to help personalize the gaming experience even further. Colors players will also have the option to create 'crews' or teams with friends and can test their skills against other teams."

The Gizmondo, powered by a Microsoft Windows CE.net platform, boosts a 2.8-inch TFT color screen with a Samsung ARM9 400Mhz processor and incorporates 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, a MP3 music player, Mpeg4 movie playing capability, a digital camera, and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming, and accepts MMC card accessories.

Available Q4 2004, "Colors" will be sold worldwide at consumer electronics and toy retailers worldwide. Gizmondo, which will also be available worldwide later this year at consumer electronics and toy retail locations.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes in-built music, video, messaging and picture functions.

www.gizmondo.com and www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

US Media:
--------
Kelly Gordon
Ogilvy PR Worldwide
(312)397-6044

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forwardlooking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER   TELEMATICS   CHALLENGES   THE   HANDHELD   GAMING   INDUSTRY   WITH  ITS
MULTI-ENTERTAINER DEVICE, GIZMONDO AT E3EXPO 2004

Next Generation Handheld Incorporates Gaming, MP3 Player, Digital Camera, GPS Chip and Bluetooth

LOS ANGELES, May 12, 2004 - Gizmondo, the eagerly anticipated new handheld multi-entertainment device from Tiger Telematics (NASDAQ:TIGR) will be showcased this week at the 2004 Electronic Entertainment Expo (E3Expo), May 12-14, at the Los Angeles Convention Center. E3Expo is the world's premier trade show for computer and video games and related products now in its tenth year. The Gizmondo booth (formerly Gametrac), located in the South Hall #446, will be a hands-on experience where attendees will have an opportunity to experience the fully functioning gaming device.

The Gizmondo, powered by a Microsoft Windows CE.net platform, boosts a 2.8-inch TFT color screen with an ARM9 400Mhz processor and incorporates a 64-bit graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, MPEG 4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

"The Gizmondo is changing the way consumers access multi-media entertainment by providing users with the ability to play video games, listen to music, take pictures, view movies and music videos all from one device that fits in the palm of their hand," said Carl Freer, MD of Gizmondo Europe, Ltd. "In addition to its multi-media capabilities, Gizmondo is also the first handheld device to provide GPS and GPRS technologies - extending the reach of gamers to a virtual level never experienced before."

The Gizmondo booth at E3 will include an interactive environment with multiple kiosks where attendees can enjoy the device's multimedia and virtual reality capabilities. In addition to the launch of the device, Gizmondo will introduce its first proprietary game, "Colors," in which players can integrate their physical surroundings into the games' logistics through the GPRS capability. The Gizmondo is scheduled for worldwide distribution in early Q4 2004 and will be available in consumer electronic and toy retailers, including Toys 'R' Us in the UK. .

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (NASDAQ:TIGR.PK) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in the UK in 2004, the gaming device includes inbuilt music, video, messaging and picture functions.

www.gizmondo.com and www.tigertelematics.com

Tiger is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

###

For further information please contact:

Global Media:
------------
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752

Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forwardlooking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.